ABERDEEN STANDARD PRECIOUS METALS BASKET ETF TRUST 8-K

EXHIBIT 10.1

Execution Version

THIRD AMENDMENT TO THE

ALLOCATED ACCOUNT AGREEMENT

OF

ABERDEEN STANDARD PRECIOUS METALS BASKET ETF TRUST

(FORMERLY, ETFS PRECIOUS METALS BASKET TRUST)

This Third Amendment to the Allocated Account Agreement (this “Amendment”) of the Aberdeen Standard Precious Metals Basket ETF Trust (the “Trust”), dated as of March 11, 2022, is made by and between JPMorgan Chase Bank, N.A., as the custodian of the Trust (the “Custodian”), and The Bank of New York Mellon, a New York banking corporation, as the trustee of the Trust (the “Trustee”).

WITNESSETH THAT:

WHEREAS, the Custodian and the Trustee are parties to the Allocated Account Agreement dated as of October 18, 2010, as amended effective as of October 1, 2018 and June 5, 2020 (the “Agreement”), which established an allocated bullion account in the Trustee’s name for the Trust; and

WHEREAS, pursuant to Section 15.5 of the Agreement, the Custodian and the Trustee desire to amend the Agreement, effective as of March 31, 2022, so as to change the names of the Trust and the shares issuable by the Trust as follows:

Current Name	New Name
Aberdeen Standard Precious Metals Basket ETF Trust	abrdn Precious Metals Basket ETF Trust
Aberdeen Standard Physical Precious Metals Basket Shares ETF	abrdn Physical Precious Metals Basket Shares ETF

; and to reflect the change in the name of the Sponsor from “Aberdeen Standard Investments ETFs Sponsor LLC” to “abrdn ETFs Sponsor LLC”.

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereby agree as follows:

1.	(a) Amendment to the Preamble. The first and second paragraphs of the preamble are hereby deleted in their entirety and replaced with the following:

(1)	JPMORGAN CHASE BANK, N.A, whose principal place of business in England is at 25 Bank Street, Canary Wharf, London, E14 5JP (the “Custodian”); and

(2)	THE BANK OF NEW YORK MELLON, a New York banking corporation, solely in its capacity as trustee of the abrdn Precious Metals Basket ETF Trust created under the Trust Agreement identified below and not individually (the “Trustee”), which expression shall, wherever the context so admits, include the named Trustee and all other persons or companies for the time being the trustee or trustees of the Trust Agreement (as defined below) as trustee for the Shareholders (as defined below).

(b)          Amendment to Section 1.1 of the Agreement. The defined terms for “Shares,” “Sponsor,” “Trust” and “Trust Agreement” in Section 1.1 of the Agreement are hereby deleted in their entirety and replaced with the following:

“Shares” means the units of fractional undivided beneficial interest in and ownership of the Trust which are issued by the Trust, named “abrdn Physical Precious Metals Basket Shares ETF” and created pursuant to and constituted by the Trust Agreement;

“Sponsor” means abrdn ETFs Sponsor LLC, its successors and assigns and any successor Sponsor appointed pursuant to the Trust Agreement;

“Trust” means the abrdn Precious Metals Basket ETF Trust formed pursuant to the Trust Agreement;

“Trust Agreement” means the Depositary Trust Agreement of the abrdn Precious Metals Basket ETF Trust dated on or about October 18, 2010, as amended effective as of October 1, 2018 and on or about March 31, 2022, and as may be further amended from time to time, between abrdn ETFs Sponsor LLC, as Sponsor, and The Bank of New York Mellon, as Trustee;

(c)          Amendment to Section 7 of the Agreement. The following new Section 7.5 is added to Section 7 of the Agreement:

7.5	Replacement of Bullion: Upon a determination by the Custodian that any Bullion credited to the Allocated Account does not comply with the Rules, the Custodian shall as soon as practical replace such Bullion with Bullion which complies with the Rules. The Custodian shall not start the foregoing replacement process on a particular London Business Day unless it is reasonably sure that such replacement process can be started and completed in the same London Business Day. The Custodian shall notify the Trustee as soon as practicable on the London Business Day (but no later than the end of business on such London Business Day) when the Custodian effects such replacement and Bullion has been credited to the Allocated Account in accordance with the above instructions. The cost of any such replacement shall be borne by the Custodian.

(d)        Amendment to Sections 14.1, 14.2 and 14.3 of the Agreement. Sections 14.1, 14.2 and 14.3 of the Agreement are hereby deleted in their entirety and replaced with the following:

14.1	Transfer Notices: Subject to clause 5.1, any Transfer Notice shall be in writing in English and shall be marked “Urgent – This Requires Immediate Attention” and signed (unless sent by email) by or on behalf of the party giving it (or its duly authorised representative). Any Transfer Notice shall be sent either by email or such other authenticated method as may, from time to time, be agreed between the parties. Any Transfer Notice shall be deemed to have been given, made or served upon actual receipt by the recipient.

14.2	General Notices: Any General Notice shall be in writing in English and shall be marked “Urgent – This Requires Immediate Attention” and shall be signed (unless sent by email) by or on behalf of the party giving it (or its duly authorised representative). Any General Notice shall be given, made or served by sending the same by pre-paid registered post (first class if inland, first class airmail if overseas) or email. Any General Notice sent by pre-paid registered post shall be deemed to have been received three London/Zurich Business Days in the case of inland post or seven London/Zurich Business Days in the case of overseas post after dispatch. Any General Notice sent by email shall be deemed to have been given, made or served upon actual receipt by the recipient.

14.3	The addresses and contact information of the parties for the purposes of clauses 14.1 and 14.2 are:

The Custodian:	JPMorgan Chase Bank, N.A.
25 Bank Street, Canary Wharf London, E14 5JP
Attention: Bullion Clearing (for Transfer Notices) or EMEA Bullion Sales (for General Notices)
Email: bullion.clearing@jpmorgan.com (for Transfer Notices) or EMEA_bullion_sales@jpmorgan.com (for General Notices)

The Trustee:	The Bank of New York Mellon
240 Greenwich Street
8th Floor
New York, New York 10286
Attention: ETF Services
Telephone: (212) 815-2698
Email: etfcsm@bnymellon.com

or such other address as shall have been notified (in accordance with this clause) to the other party hereto. The address and contact information of the Sponsor for purposes of receiving notices under this Agreement is:

arbdn ETFs Sponsor LLC

c/o abrdn  Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Attention: Product Governance

Email: ProductGovernanceUS@abrdn.com

With a copy to:

abrdn ETFs Sponsor LLC

c/o abrdn  Inc.

712 Fifth Avenue, 49th Floor

New York, NY 10019

Attention: Adam Rezak

Email: adam.rezak@abrdn.com

(e)          Amendment to Section 16.4 of the Agreement. Section 16.4 of the Agreement is hereby deleted in its entirety and replaced with the following:

16.4	Service of Process: Process by which any proceedings are begun may be served on a party by being delivered to the party’s address specified below. This does not affect any right to serve process in another manner permitted by law.

Custodian’s Address for service of process:

JPMorgan Chase Bank, N.A.

25 Bank Street, Canary Wharf

London, E14 5JP

Attention: Jonatan Sherman

Email: jonatan.h.sherman@jpmchase.com

Trustee’s Address for service of process:

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

Attention: Legal Department – Asset Servicing

With a copy to:

The Bank of New York Mellon

240 Greenwich Street

8th Floor

New York, New York 10286

Attention: ETF Services

Email: etfcsm@bnymellon.com

With a copy to:

arbdn ETFs Sponsor LLC

c/o abrdn Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Attention: Product Governance

Email: ProductGovernanceUS@abrdn.com

AND

abrdn ETFs Sponsor LLC

c/o abrdn Inc.

712 Fifth Avenue, 49th Floor

New York, NY 10019

Attention: Adam Rezak

Email: adam.rezak@abrdn.com

(f)	Amendment to Textual References in the Agreement.

(i)         All other references to “Aberdeen Standard Precious Metals Basket ETF Trust” in the Agreement are hereby deleted and replaced with “abrdn Precious Metals Basket ETF Trust.”

(ii)        All other references to “Aberdeen Standard Physical Precious Metals Basket Shares ETF” in the Agreement are hereby deleted and replaced with “abrdn Physical Precious Metals Basket Shares ETF.”

(iii)        All other references to “Aberdeen Standard Investments ETFs Sponsor LLC” in the Agreement are hereby deleted and replaced with “abrdn ETFs Sponsor LLC.”

2.       The amendments contemplated by this Amendment shall, upon execution of this Amendment by the Custodian and the Trustee, be effective as of March 31, 2022, and no further action shall be required to make such amendments effective.

3.       Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect.

4.       This Amendment shall be interpreted under, and all rights and duties under this Amendment shall be governed by, English law.

5.       Except as otherwise specified in this Amendment, or as the context may otherwise require, capitalized terms shall have the meaning ascribed to them in the Agreement.

6.       This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute one and the same instrument. Facsimile and electronic counterpart signatures shall be acceptable and binding.

7.       Pursuant to Section 5.5(a) of the Trust Agreement, the Sponsor hereby approves of the Trustee entering into this Amendment.

8.       The Custodian shall advise any Sub-Custodians and Zurich Sub-Custodians it may use pursuant to the terms of the Agreement about the change in the names of the Trust and the shares issuable by the Trust and in the name of the Sponsor to be made by this Amendment so that such Sub-Custodians and Zurich Sub-Custodians may update their records accordingly.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first set forth above.

JPMorgan Chase Bank, N.A.,

as Custodian

/s/ Andrew C. Lovell

Name: Andrew C. Lovell

Title: Executive Director

The Bank of New York Mellon,

solely in its capacity as Trustee and not individually

/s/ Jeffrey McCarthy

Name: Jeffrey McCarthy

Title: Managing Director

abrdn ETFs Sponsor LLC

(formerly, Aberdeen Standard Investments ETFs Sponsor LLC),

solely as to paragraph 7

/s/ Lucia Sitar

Name: Lucia Sitar

Title: Vice President

[Signature Page to Third Amendment to Allocated Account Agreement of Aberdeen Standard Precious Metals Basket ETF Trust]